                                                                    EXHIBIT 99.2


                       CERTIFICATE OF THE CHIEF FINANCIAL
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. 1350):

I, Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002 (18 U.S.C. 1350), that:

         (3) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;

         (4) The information contained in this quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.


                                                GENTEX CORPORATION




Dated:      May 5, 2003                         By: /s/ Enoch C. Jen
         ------------------                        -----------------------------
                                                   Enoch C. Jen

                                                Its: Vice President - Finance
























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